Exhibit 1.1

Execution Version

CHESAPEAKE MIDSTREAM PARTNERS, L.P.

9,250,000 Common Units

Representing Limited Partner Interests

UNDERWRITING AGREEMENT

February 2, 2012

Citigroup Global Markets Inc.

As Representative of the several

Underwriters named in Schedule I attached hereto

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Ladies and Gentlemen:

GIP-A Holding (CHK), L.P., a Delaware limited partnership (“GIP-A Holding”), GIP-B Holding (CHK), L.P., a Delaware limited partnership (“GIP-B Holding”), and GIP-C Holding (CHK), L.P., a Delaware limited partnership (“GIP-C Holding” and together with GIP-A Holding and GIP-B Holding, the “Selling Unitholders”), propose to sell to the several underwriters named in Schedule I hereto (the “Underwriters”), for whom Citigroup Global Markets Inc. is acting as the representative (the “Representative”), common units (the “Firm Units”) representing limited partner interests (the “Common Units”) in Chesapeake Midstream Partners, L.P., a Delaware limited partnership (the “Partnership”), in the amounts detailed on Schedule II hereto. In addition, the Selling Unitholders propose to grant to the Underwriters the option to purchase up to an additional 1,247,003 Common Units (the “Additional Units”). The Firm Units and the Additional Units are hereinafter collectively sometimes referred to as the “Units.” The Units are described in the Prospectus which is referred to below.

Chesapeake Midstream GP, L.L.C., a Delaware limited liability company, serves as the general partner of the Partnership (the “General Partner”). The General Partner, the Partnership and Chesapeake MLP Operating, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Partnership (“OLLC”), are collectively called the “Partnership Parties.” Appalachia Midstream Services, L.L.C., an Oklahoma limited liability company (“Appalachia”), Bluestem Gas Services, L.L.C., an Oklahoma limited liability company (“Bluestem”), Chesapeake Midstream Gas Services, L.L.C., an Oklahoma limited liability company (“CMGS”), Oklahoma Midstream Gas Services, L.L.C., an Oklahoma limited liability company (“OMGS”), Texas Midstream Gas Services, L.L.C., an Oklahoma limited liability company (“TMGS”), Magnolia Midstream Gas Services, L.L.C., an Oklahoma limited liability company (“MMGS”), and Ponder Midstream Gas Services, L.L.C., a Delaware limited liability company (“PMGS”) are referred to collectively as the “Operating Subsidiaries.” The Partnership Parties and the Operating Subsidiaries are collectively called the “Partnership Entities.”

This is to confirm the agreement among the Partnership Parties, the Selling Unitholders and the Underwriters concerning the purchase of the Units from the Selling Unitholders by the Underwriters.

The Partnership Parties, the Selling Unitholders and the Underwriters agree as follows:

1. Sale and Purchase.

(a) Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, each of the Selling Unitholders agrees to sell to the respective Underwriters the number of Firm Units set forth opposite the name of such Selling Unitholder in Schedule II hereto, and each of the Underwriters, severally and not jointly, agrees to purchase from the Selling Unitholders the number of Firm Units set forth opposite the name of such Underwriter in Schedule I attached hereto, subject to adjustment in accordance with Section 10 hereof, in each case at a purchase price of $27.68 per Common Unit. The Partnership and the Selling Unitholders are advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Units as soon after the effectiveness of this Agreement as in your judgment is advisable and (ii) initially to offer the Firm Units upon the terms set forth in the Prospectus.

(b) In addition, the Selling Unitholders hereby grant to the several Underwriters the option (the “Option to Purchase Additional Units”) to purchase from each of the Selling Unitholders up to the number of Additional Units set forth opposite the name of such Selling Unitholder in Schedule II hereto, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Selling Unitholders, ratably in accordance with the number of Firm Units to be purchased by each of them, all or a portion of the Additional Units. The purchase price of each Additional Unit shall be the same purchase price to be paid by the Underwriters for each Firm Unit, less an amount per unit equal to any dividends or distributions declared by the Partnership after December 31, 2011 and payable to the Selling Unitholders on the Additional Units. The Option to Purchase Additional Units may be exercised by the Representative, on behalf of the several Underwriters, in whole or in part at any time and from time to time on or before the thirtieth day following the date of the Prospectus (the “Option Period”), by written notice to the Selling Unitholders. Such notice shall set forth the aggregate number of Additional Units as to which the Option to Purchase Additional Units is being exercised and the date and time when the Additional Units are to be delivered (any such date and time being herein referred to as an “Option Delivery Date”); provided, however, that no Option Delivery Date shall be earlier than the Initial Delivery Date (as defined below) nor earlier than the second business day after the date on which the Option to Purchase Additional Units shall have been exercised (unless the subject Additional Units are to be purchased on the Initial Delivery Date) nor later than the fifth business day after the date on which the Option to Purchase Additional Units shall have been exercised. The number of Additional Units to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Units being purchased as the number of Firm Units set forth opposite the name of such Underwriter on Schedule I hereto bears to the total number of Firm Units (subject, in each case, to such adjustment as the Representative may determine to eliminate fractional

Common Units), subject to adjustment in accordance with Section 10 hereof. In the event that the Underwriters exercise less than their full Option to Purchase Additional Units, the number of Additional Units to be sold by each Selling Unitholder listed on Schedule II shall be, as nearly as practicable, in the same proportion as the maximum number of Additional Units to be sold by each Selling Unitholder.

2. Payment and Delivery. Payment of the purchase price for the Firm Units shall be made to the Selling Unitholders by Federal Funds wire transfer against delivery of the certificates for the Firm Units to you through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on February 7, 2012 (unless another time shall be agreed to by the Representative, the Selling Unitholders and the Partnership or unless postponed in accordance with the provisions of Section 10 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called the “Initial Delivery Date.” Electronic transfer of the Firm Units shall be made to you at the time of purchase in such names and in such denominations as you shall specify. The Option Delivery Date and the Initial Delivery Date are each referred to herein as a “Delivery Date.”

Payment of the purchase price for the Additional Units shall be made on the Option Delivery Date in the same manner and at the same office and time of day as the payment for the Firm Units. Electronic transfer of the Additional Units shall be made to you on the Option Delivery Date in such names and in such denominations as you shall specify.

Deliveries of the documents described in Section 5 hereof with respect to the purchase of the Units shall be made at the offices of Bracewell & Giuliani LLP at 711 Louisiana Street, Suite 2300, Houston, Texas, at 9:00 A.M., Houston time, on the date of the closing of the purchase of the Firm Units or the Additional Units, as the case may be.

3. Representations and Warranties of the Partnership Parties. The Partnership Parties, jointly and severally, represent and warrant to, and agree with, each of the Underwriters and the Selling Unitholders that:

(a) Registration. The Partnership meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (including the rules and regulations of the Securities and Exchange Commission thereunder, the “Securities Act”), and has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-175982), including a related Base Prospectus, for registration under the Securities Act of the offering and sale of the Units. Such Registration Statement, including any amendments thereto, each in the form heretofore delivered to you for each of the other Underwriters, has been declared effective by the Commission in such form, other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act, which became effective upon filing. The Partnership has filed with the Commission, as part of an amendment to the Registration Statement or pursuant to Rule 424(b), one or more preliminary prospectus supplements relating to the Units, each of which has previously been furnished to you. The Partnership will file with the Commission a final prospectus supplement relating to the Units in accordance with Rule 424(b). As filed, such final prospectus supplement shall contain all information required by the Securities Act, and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Applicable Time or, to the extent not completed at the Applicable Time, shall contain only such specific additional information and other changes (beyond that contained in the Base Prospectus and any Preliminary Prospectus) as the Partnership has advised you, prior to the Applicable Time, will be included or made therein. The Registration Statement, at the Applicable Time, meets the requirements set forth in Rule 415(a)(1)(x). For purposes of this Agreement:

(i) “Applicable Time” shall mean 8:44 a.m. (New York City time) on the date of this Agreement;

(ii) “Base Prospectus” shall mean the base prospectus referred to in paragraph 3(a) above contained in the Registration Statement at the Applicable Time;

(iii) “Effective Date” shall mean each date and time that the various parts of the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or becomes effective;

(iv) “Free Writing Prospectus” has meaning set forth in Rule 405 under the Securities Act, and any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act relating to the Units is hereinafter called an “Issuer Free Writing Prospectus;”

(v) “Preliminary Prospectus” shall mean any preliminary prospectus supplement to the Base Prospectus which is used in connection with the offering of the Units prior to the filing of the Prospectus, together with the Base Prospectus;

(vi) “Pricing Prospectus” shall mean the Preliminary Prospectus dated February 1, 2012 relating to the Units that was included in the Registration Statement or filed pursuant to Rule 424(b) most recently prior to the Applicable Time;

(vii) “Pricing Disclosure Package” shall mean the Pricing Prospectus, as supplemented by those Issuer Free Writing Prospectuses and the other information and documents, if any, listed in Schedule III hereto;

(viii) “Prospectus” shall mean the final prospectus supplement relating to the Units that was first filed pursuant to Rule 424(b) after the Applicable Time, together with the Base Prospectus; and

(ix) “Registration Statement” shall mean the registration statement referred to in paragraph 3(a) above, including exhibits and financial statements, and any base prospectus and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended at the Applicable Time and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Delivery Date, shall also mean such registration statement as so amended by such amendment or modified by such Rule 462(b) Registration Statement, as the case may be.

Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein which were filed by the Partnership under the Securities Exchange Act of 1934, as amended (collectively with the rules and regulations thereunder, the “Exchange Act”).

(b) No Stop Order. No stop order suspending the effectiveness of the Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Partnership Parties, threatened by the Commission. No order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Partnership Parties, threatened by the Commission.

(c) No Material Misstatements or Omissions in Registration Statement. The Registration Statement conforms, and any further amendments or supplements to the Registration Statement will conform, in all material respects to the applicable requirements of the Securities Act and did not, as of the applicable Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 12.

(d) No Material Misstatements or Omissions in Prospectus. The Prospectus will conform, when filed with the Commission under Rule 424(b), in all material respects to the applicable requirements of the Securities Act, and will not, as of its date and on the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Partnership through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 12.

(e) No Material Misstatements or Omissions in Pricing Disclosure Package. The Pricing Prospectus, when filed with the Commission, conformed in all material respects to the applicable requirements of the Securities Act. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the applicable requirements of the Securities Act on the date of first use. The Pricing Disclosure Package, as of the Applicable Time, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Issuer Free Writing Prospectus, as of its time of first use, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 12.

(f) Partnership Not an “Ineligible Issuer.” The Partnership was not at the time of initial filing of the Registration Statement, is not on the date hereof and will not be on the applicable Delivery Date an “ineligible issuer” (as defined in Rule 405 under the Securities Act).

(g) Forward-Looking and Supporting Information. Each of the statements made by the Partnership in the Registration Statement and the Pricing Disclosure Package and to be made in the Prospectus (and any supplements thereto) within the coverage of Rule 175(b) under the Securities Act was made or will be made with a reasonable basis and in good faith.

(h) Incorporated Documents. The documents incorporated by reference in the Prospectus at the time they were or hereafter are filed with the Commission (collectively, the “Incorporated Documents”) complied and will comply in all material respects with the requirements of the Exchange Act. Each such Incorporated Document, when taken together with the Pricing Disclosure Package, did not as of the Applicable Time, and on the applicable Delivery Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading.

(i) Formation, Due Qualification and Authority. Each of the Partnership Entities has been duly formed and is validly existing as a limited partnership or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation, organization or formation, as the case may be. Each of the Partnership Entities is duly registered or qualified to do business and is in good standing as a foreign limited partnership or limited liability company, as the case may be, in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such registration or qualification, except where the failure so to register or qualify would not reasonably be expected to (i) have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Partnership Entities taken as a whole (a “Material Adverse Effect”) or (ii) subject the limited partners of the Partnership to any material liability or disability. Each of the Partnership Entities has all requisite power and authority necessary to own or lease its properties and to conduct its business as currently conducted, in each case in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(j) Power and Authority to Act as the Manager. The OLLC has full limited liability company power and authority to act as the manager of each of the Operating Subsidiaries, in each case in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(k) Power and Authority to Act as a General Partner. The General Partner has full limited liability company power and authority to act as the general partner of the Partnership in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(l) Ownership of the General Partner Interest and the Incentive Distribution Rights in the Partnership. The General Partner is the sole general partner of the Partnership and owns a 2.0% general partner interest in the Partnership (the “GP Interest”) and all of the Incentive Distribution Rights (as defined in the Partnership Agreement, defined below); the GP Interest and the Incentive Distribution Rights have been duly authorized and validly issued in accordance with the First Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”) and, in the case of the Incentive Distribution Rights, are fully paid

(to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”); and the General Partner owns such GP Interest and Incentive Distribution Rights free and clear of all liens, encumbrances, security interests, charges or claims (“Liens”).

(m) Capitalization of the Partnership. The issued and outstanding partnership interests of the Partnership consist of 78,899,650 Common Units, 69,076,122 Subordinated Units, the GP Interest and the Incentive Distribution Rights. All outstanding Common Units and Subordinated Units, and the limited partner interests represented thereby, have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

(n) Ownership of the OLLC. The Partnership owns, directly or indirectly, 100% of the issued limited liability company interests in the OLLC; such limited liability company interests have been duly authorized and validly issued in accordance with the limited liability company agreement of the OLLC (the “OLLC Agreement”) and the certificate of formation of the OLLC and are fully paid (to the extent required under the OLLC Agreement) and nonassessable except as such nonassessability may be affected by matters described in Sections 18-303, 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”); and the Partnership owns such limited liability company interests free and clear of all Liens, except for those Liens securing obligations under the Amended and Restated Credit Agreement dated as of June 10, 2011, as amended, by and among the Partnership, the OLLC, Wells Fargo Bank, National Association as the administrative agent, and the lenders party thereto (the “Amended and Restated Credit Agreement”).

(o) Ownership of the Operating Subsidiaries. The OLLC owns, directly or indirectly, 100% of the issued limited liability company interests in each Operating Subsidiary; such limited liability company interests have been duly authorized and validly issued in accordance with the limited liability company agreement of each such Operating Subsidiary (collectively with the limited liability company agreement of the General Partner, referred to herein as the “General Partner Agreement,” and the Partnership Agreement, and the OLLC Agreement, the “Organizational Agreements”) and the certificate of formation of each such Operating Subsidiary (collectively with the certificate of limited partnership of the Partnership, the certificate of formation of the General Partner, the certificate of formation of the OLLC and the Organizational Agreements, the “Organizational Documents”) and are fully paid (to the extent required under the Organizational Document of each such Operating Subsidiary) and nonassessable (except (i) in the case of an interest in a Delaware limited liability company, as such nonassessability may be affected by matters described in Sections 18-303, 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”) and (ii) in the case of an interest in a limited liability company formed under the laws of another domestic state, as such nonassessability may be affected by similar provisions of such state’s limited liability company statute, as applicable); and the OLLC owns such limited liability company interests free and clear of all Liens, except for those Liens securing obligations under the Amended and Restated Credit Agreement.

(p) No Other Subsidiaries. Other than the other Partnership Entities and CHKM Finance Corp., a Delaware corporation, the General Partner does not own, and at each Delivery Date will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. Other than (i) the Partnership’s ownership of its 100% limited liability company interest in the OLLC, (ii) the OLLC’s ownership of 100% of the issued shares of capital stock of CHKM Finance Corp. and (iii) the OLLC’s ownership of its 100% limited liability company interest in each of the Operating Subsidiaries, neither the Partnership nor the OLLC owns, and at each Delivery Date, neither will own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. CHKM Finance Corp. was formed for the sole purpose of being a co-issuer of the Partnership’s debt securities and has no operating assets.

(q) No Preemptive Rights, Registration Rights or Options. Except as described in the Registration Statement and except for such rights as have been effectively waived, the Pricing Disclosure Package and the Prospectus or as provided in the Organizational Documents, there are no options, warrants, preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any capital stock, limited liability company interests, partnership interests or other equity interests in any Partnership Entity. Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Common Units or other securities of the Partnership other than those arising under the Registration Rights Agreement by and among the Partnership, GIP-A Holding, GIP-B Holding, GIP-C Holding, and Chesapeake Midstream Holdings, L.L.C., dated August 3, 2010.

(r) Authority and Authorization. Each of the Partnership Parties has all requisite power and authority to execute and deliver this Agreement and perform its respective obligations hereunder. At each Delivery Date, all corporate, partnership and limited liability company action, as the case may be, required to be taken by the Partnership Parties or any of their respective members or partners for the consummation of the transactions contemplated by this Agreement shall have been validly taken.

(s) Authorization of Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by each of the Partnership Parties.

(t) Enforceability of Other Agreements.

(i) the Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms;

(ii) the General Partner Agreement has been duly authorized, executed and delivered by Chesapeake Midstream Ventures, L.L.C. (“Midstream Ventures”) and is a valid and legally binding agreement of Midstream Ventures, enforceable against Midstream Ventures in accordance with its terms;

(iii) the OLLC Agreement has been duly authorized, executed and delivered by the Partnership and is a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms; and

(iv) the limited liability company agreement of each Operating Subsidiary has been duly authorized, executed and delivered by the OLLC and is a valid and legally binding agreement of the OLLC, enforceable against the OLLC in accordance with its terms;

except in each case as the enforceability thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, any applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

(u) No Conflicts. None of (i) the offering or sale of the Units as described in the Pricing Disclosure Package and the Prospectus and (ii) the execution, delivery and performance of this Agreement by the Partnership Parties and the Selling Unitholders (A) conflicts or will conflict with or constitutes or will constitute a violation of the Organizational Documents, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) or Debt Repayment Triggering Event (as defined below) under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Partnership Entities is a party or by which any of them or any of their respective properties may be bound, (C) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to any of the Partnership Entities or any of their respective properties in a proceeding to which any of them or their respective properties is a party or (D) results or will result in the creation or imposition of any Lien upon any property or assets of any of the Partnership Entities, which conflicts, breaches, violations, defaults or Liens, in the case of clauses (B), (C) or (D), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially impair the ability of any of the Partnership Parties to consummate the transactions contemplated by this Agreement. A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by any debtor.

(v) No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body having jurisdiction over any of the Partnership Entities or any of their respective properties or assets is required in connection with (i) the offering or sale of the Units as described in the Pricing Disclosure Package and the Prospectus, or (ii) the execution, delivery and performance of this Agreement by the Partnership Parties and the Selling Unitholders except, in the case of clauses (i) and (ii), (A) for consents required under the Exchange Act and applicable state securities or “Blue Sky” laws in connection with the purchase and distribution of the Units by the Underwriters, (B) for such consents that have been, or prior to the Initial Delivery Date will be, obtained or made, (C) for such consents that, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially impair the ability of any of the Partnership Parties to consummate the transactions contemplated by this Agreement, and (D) as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(w) No Defaults. None of the Partnership Entities is (i) in violation of any of its Organizational Documents, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over any of the Partnership Entities or any of their properties or assets or (iii) in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other agreement or instrument to which it is a party or by which it or any of its properties or assets may be bound, which breach, default or violation in the cases of clauses (ii) and (iii) would, if continued, reasonably be expected to have a Material Adverse Effect or materially impair the ability of any of the Partnership Parties to consummate the transactions contemplated by this Agreement. To the knowledge of the Partnership Parties, no third party to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Partnership Entities is a party or by which any of them is bound or to which any of their properties is subject, is in breach, default or violation of any such agreement, which breach, default or violation, if continued, would reasonably be expected to have a Material Adverse Effect or materially impair the ability of any of the Partnership Entities to consummate the transactions contemplated by this Agreement.

(x) Conformity of Securities to Descriptions in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The Units conform in all material respects to the descriptions thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(y) Independent Public Accountants. PricewaterhouseCoopers LLP, who has certified or shall certify the audited financial statements of the Partnership included in the Registration Statement, the Pricing Disclosure Package and the Prospectus (or any amendment or supplement thereto), is, and was during the periods covered by such financial statements, an independent registered public accounting firm with respect to the Partnership Entities as required by the Securities Act and the Public Company Accounting Oversight Board.

(z) Historical Financial Statements. The historical financial statements (including the related notes and supporting schedules) included in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly in all material respects the financial condition of the Partnership and its predecessor as of the dates indicated, and comply as to form with the applicable accounting requirements of the Securities Act and have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved. The summary historical financial and operating information set forth in the Registration Statement, the Pricing Prospectus and the Prospectus under the caption “Summary—Summary Historical Financial and Operating Data” and the selected historical financial and operating information set forth under the caption “Selected Financial Data” incorporated by reference in the Registration Statement, the Pricing Prospectus and the Prospectus is fairly presented in all material respects and prepared on a basis consistent with the audited and unaudited historical financial statements from which it has been derived. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, any Preliminary Prospectus or the Prospectus that are not so included as required. The other financial information of the Partnership and its subsidiaries, including non-GAAP financial measures, if any, contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the Partnership Entities, and fairly presents in all material respects the information purported to be shown thereby.

(aa) No Material Adverse Change. None of the Partnership Entities has sustained, since the date of the latest audited financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the Pricing Disclosure Package and the Prospectus and other than as would not reasonably be expected to have a Material Adverse Effect. Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving, individually or in the aggregate, a prospective material adverse change, in the condition, financial or otherwise, business, properties, management, financial condition, prospects, net worth or results of operations of the Partnership Entities taken as a whole, (ii) any transaction which is material to the Partnership Entities taken as a whole, other than transactions in the ordinary course of business as such business is described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, or (iii) any dividend or distribution of any kind declared, paid or made on the equity interests of any of the Partnership Entities, in each case other than as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(bb) Legal Proceedings or Contracts to be Described or Filed. There are no legal or governmental proceedings pending or, to the knowledge of the Partnership Parties, threatened, against any of the Partnership Entities, or to which any of the Partnership Entities is a party, or to which any of their respective properties is subject, that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not described as required by the Securities Act and the Exchange Act. There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Securities Act and the Exchange Act. Each contract, document or other agreement described in the Registration Statement, the Pricing Disclosure Package or the Prospectus is in full force and effect and is valid and enforceable by and against the Partnership Entities, as the case may be, in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as would not reasonably be expected to have a Material Adverse Effect. Statements made in the Pricing Disclosure Package and the Prospectus insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal or governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects.

(cc) Certain Relationships and Related Transactions. No relationship, direct or indirect, exists between or among any Partnership Entity on the one hand, and the directors, managers, officers, members, partners, stockholders, customers or suppliers of any Partnership Entity, on the other hand, that is required by Item 404 of Regulation S-K under the Securities Act to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus and is not so described.

(dd) Title to Properties. The Partnership Entities have good and indefeasible title to all real property (exclusive of easements, rights-of-ways and other similar instruments) and good title to all personal property described in the Registration Statement, the Pricing Disclosure Package and the Prospectus as owned by the Partnership Entities, free and clear of all Liens and defects, except (i) as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (ii) those created, arising under or securing obligations under the Amended and Restated Credit Agreement, (iii) as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (iv) as do not materially interfere with the use of such properties taken as a whole as they have been used in the past and are proposed to be used in the future as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided that, with respect to any real property and buildings held under lease by the Partnership Entities, such real property and buildings are held under valid and subsisting and enforceable leases with such exceptions as do not materially interfere with the use of the properties of the Partnership Entities taken as a whole as they have been used in the past as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and are proposed to be used in the future as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(ee) Rights-of-Way. Each of the Partnership Entities has such easements, rights-of-way or other similar agreements from each person (collectively, “rights-of-way”) as are necessary to conduct its business in the manner described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except for (i) qualifications, reservations and encumbrances as may be set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus and (ii) such rights-of-way that, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; each of the Partnership Entities has, other than as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, fulfilled and performed all its material obligations with respect to such rights-of-way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, none of such rights-of-way contains any restriction that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(ff) Governmental Permits. Each of the Partnership Entities has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“governmental permits”) as are necessary to own or lease its properties and to conduct its business in the manner described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, subject to such qualifications set forth in the Registration

Statement, the Pricing Disclosure Package and the Prospectus and except for such governmental permits that, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, each of the Partnership Entities is, and at each Delivery Date will be, in compliance with the terms and conditions of, all such governmental permits, except where the failure so to comply would not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect; and no event has occurred that would prevent the governmental permits from being renewed or reissued or which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any impairment of the rights of the holder of any such governmental permit, except for such non-renewals, non-issuances, revocations, terminations and impairments that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(gg) Books and Records. Each Partnership Entity (i) makes and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of its assets and (ii) maintains systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of its financial statements in conformity with generally accepted accounting principles and to maintain accountability for its assets; (C) access to its assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(hh) Disclosure Controls and Procedures. (i) The Partnership has established and maintains disclosure controls and procedures (to the extent required by and as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Partnership in the reports it files or will file or submit under the Exchange Act, as applicable, is accumulated and communicated to management of the General Partner and each other Partnership Entity, including their respective principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established to the extent required by Rule 13a-15 of the Exchange Act.

(ii) No Changes in Internal Controls. Since the date of the most recent balance sheet of the Partnership reviewed or audited by PricewaterhouseCoopers LLP, (i) none of the Partnership Entities is aware of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of any of the Partnership Entities to record, process, summarize and report financial data in any material respect, or any material weaknesses in internal controls or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of any of the Partnership Entities, and (ii) there have been no significant changes in internal controls or in other factors that has or could significantly and adversely affect internal controls.

(jj) Tax Returns. Each of the Partnership Entities has filed (or has obtained extensions with respect to) all material federal, state and local income and franchise tax returns required to be filed through the date hereof, which returns are complete and correct in all material respects, and has timely paid all taxes shown to be due pursuant to such returns. No tax deficiency has been determined adversely to any of the Partnership Entities, and none of the Partnership Parties has any knowledge of any tax deficiency or related assessment, fine or penalty that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, except those that are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles.

(kk) ERISA. Other than with respect to items that would not reasonably be expected to have a Material Adverse Effect, (i) at each Delivery Date, each Partnership Entity and Chesapeake Midstream Management, L.L.C. (“CMM”) and each employee benefit plan or program maintained by any Partnership Entity or CMM will be in compliance in form and in operation with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), and any other applicable law except any amendments that are not yet required to be executed, (ii) no “reportable event” (as defined in ERISA) has occurred or is reasonably expected to occur with respect to any “pension plan” (as defined in ERISA) for which any Partnership Entity or CMM or any entity treated as a single employer within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”) or Section 4001 of ERISA (collectively “ERISA Affiliate”), would have any liability, and (iii) no Partnership Entity or CMM or ERISA Affiliate expects to incur liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (B) Sections 412 or 4971 of the Code as a result of the transactions contemplated hereby. Other than with respect to items that would not reasonably be expected to have a Material Adverse Effect, each pension plan established and which is currently maintained by any Partnership Entity or CMM that is intended to be qualified under Section 401 of the Code is so qualified and, to the knowledge of the Partnership Parties, no event or fact exists which would adversely affect such qualification. To the knowledge of the Partnership Parties as of the date of this Agreement, none of the Partnership Entities or CMM or any ERISA Affiliate currently maintains, contributes to or has any liability (contingent or otherwise) with respect to a “defined benefit plan” (within the meaning of Section 3(35) of ERISA) or a pension plan that is subject to Title IV of ERISA.

(ll) Investment Company. None of the Partnership Entities is, nor after giving effect to the offering and sale of the Units hereunder will be, an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(mm) Intellectual Property. Each of the Partnership Entities, with respect to the assets owned or leased by the Partnership Entities, owns or possesses adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses in the manner and subject to such qualifications described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and has no reason to believe that the conduct of its business will conflict with, and has not received any notice of any claim of conflict with, any such rights of others, except for such conflicts that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(nn) Environmental Compliance. Each of the Partnership Entities (i) is in compliance with any and all federal, state and local laws and regulations relating to the prevention of pollution or the protection of the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) (“Environmental Laws”), (ii) has received and is in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as they are currently being conducted, (iii) has not received written or oral notice of any actual or potential liability under any Environmental Law, and (iv) is not a party to or affected by any pending or, to the knowledge of the Partnership Parties, threatened action, suit or proceeding relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Material, except where such noncompliance or deviation from that described in clauses (i) through (iv) above would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The term “Hazardous Material” means (A) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under any applicable Environmental Law. None of the Partnership Entities has received written notice that they are currently named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(oo) Effect of Environmental Laws. In the ordinary course of its business, each Partnership Entity periodically reviews the effect of Environmental Laws on its business, operations and properties, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures reasonably likely to be required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related and reasonably foreseeable constraints on operating activities and any reasonably foreseeable liabilities to third parties). On the basis of such review, each Partnership Entity has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, have a Material Adverse Effect.

(pp) Sarbanes-Oxley Act of 2002. The Partnership and, to the knowledge of the Partnership Parties, the directors and officers of the General Partner in their capacities as such, are in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations promulgated thereunder and the rules of the New York Stock Exchange (“NYSE”) that are effective and applicable to the Partnership.

(qq) No Labor Dispute. No labor dispute with the employees of the Partnership Entities or CMM exists or, to the knowledge of any of the Partnership Parties, is imminent or threatened that would reasonably be expected to have a Material Adverse Effect.

(rr) Insurance. The Partnership Entities maintain or are entitled to the benefits of insurance covering their properties, operations, personnel and businesses against such losses and risks, in such amounts and from such insurers as is commercially reasonable for the conduct of their respective businesses and the value of their respective properties. None of the Partnership Entities has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. The Partnership Entities are in compliance with the terms of such policies in all material respects, and all such insurance is duly in full force and effect on the date hereof. There are no claims by the Partnership Entities under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and the Partnership Entities have not received written or oral notice that they will be denied renewal of their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their businesses at a cost that would not reasonably be expected to have a Material Adverse Effect.

(ss) Litigation. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, now pending or, to the knowledge of the Partnership Parties, threatened, to which any of the Partnership Entities is or may be a party or to which the business or property of any of the Partnership Entities is or may be subject, (ii) no injunction, restraining order or order of any nature issued by a federal or state court of competent jurisdiction to which any of the Partnership Entities is or may be subject, that, in the case of clauses (i) and (ii) above, is reasonably expected to (A) individually, or in the aggregate, have a Material Adverse Effect, (B) prevent or result in the suspension of the offer or sale of the Units as described in the Pricing Disclosure Package and the Prospectus, or (C) call into question the validity of this Agreement or the consummation of the transactions contemplated hereby.

(tt) No Distribution of Other Offering Materials. None of the Partnership Entities has distributed and, prior to the later to occur of the final Delivery Date and completion of the distribution of the Units, will not distribute, any offering material in connection with the offering and sale of the Units other than the Registration Statement, the Pricing Prospectus, the Pricing Disclosure Package, the Prospectus and any Issuer Free Writing Prospectus to which the Representative has consented in accordance with this Agreement.

(uu) Foreign Corrupt Practices Act. None of the Partnership Entities, nor any director or officer of a Partnership Entity, nor, to the Partnership Parties’ knowledge, any employee, agent or representative of the Partnership Entities, has taken any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Partnership Entities and their affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain policies and procedures designed to promote and achieve compliance with such laws.

(vv) Anti-Money Laundering. The operations of the Partnership Entities are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Partnership Entities conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Partnership or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Partnership Parties, threatened.

(ww) Office of Foreign Assets Control.

(i) The Partnership Parties represent that none of the Partnership Entities or, to the knowledge of the Partnership Parties, any director or officer of any of the Partnership Entities, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is:

(A) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor

(B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria).

(ii) The Partnership Parties represent and covenant that the Partnership Entities will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(xx) Listing. The Units are listed on the NYSE under the symbol “CHKM.”

(yy) Market Stabilization. The Partnership Entities have not taken and will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Partnership or facilitate the sale or resale of the Units.

(zz) Statistical and Market-Related Data. All statistical or market-related data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, if any, are based on or derived from sources that the Partnership Parties believe to be reliable and accurate, and the Partnership Parties have obtained the written consent to the use of such data from such sources to the extent required.

(aaa) FINRA Affiliations. To the knowledge of the Partnership Parties, there are no affiliations or associations between any member of FINRA and any of the General Partner’s officers or directors or the Partnership’s 5% or greater security holders, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(bbb) Distribution Restrictions. No subsidiary of the Partnership is currently prohibited, directly or indirectly, from paying any distributions to another Partnership Entity, from making any other distribution on such subsidiary’s equity interests, from repaying to any other Partnership Entity any loans or advances to such subsidiary from such Partnership Entity or from transferring any of such subsidiary’s property or assets to another Partnership Entity, except as prohibited under the Amended and Restated Credit Agreement.

(ccc) XBRL. The interactive data in eXtensbile Business Reporting Language incorporated by reference in the Registration Statement, the Prospectus and the Pricing Disclosure Package fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

Any certificate signed by any officer of any Partnership Party and delivered to the Representative or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by such Partnership Party to each Underwriter as to the matters covered thereby.

4. Representations and Warranties of the Selling Unitholders. Each Selling Unitholder represents and warrants to, and agrees with, each of the Underwriters that:

(a) Formation and Due Qualification. Each Selling Unitholder has been duly formed and is validly existing as a limited partnership in good standing under the laws of its jurisdiction of organization.

(b) Authority and Authorization. Each Selling Unitholder has all requisite power and authority to execute and deliver this Agreement and perform its respective obligations hereunder. At each Delivery Date, all partnership or limited liability company, as applicable, action required to be taken by each Selling Unitholder or any of its respective partners for the consummation of the transactions contemplated by this Agreement shall have been validly taken.

(c) Authorization of Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by each of the Selling Unitholders.

(d) Ownership of Units. Each Selling Unitholder is the record and beneficial owner of, and has good and valid title to, the Units to be sold by it hereunder free and clear of all Liens, and has full power and authority to sell its interest in the Units, and, assuming that each Underwriter acquires its interest in the Units it has purchased from the Selling Unitholders without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the “UCC”)), each Underwriter that has purchased such Units delivered on the Closing Date to DTC by making payment therefor as provided herein, and that has had such Units credited to the securities account or accounts of such Underwriters maintained with the DTC will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Units purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against such Underwriter with respect to such Units.

(e) No Consent. No consent of any court, governmental agency or body having jurisdiction over the Selling Unitholders or any of their respective properties or assets is required in connection with the (i) offering and sale of the Units as described in the Pricing Disclosure Package and the Prospectus or (ii) the execution, delivery and performance of this Agreement by the Selling Unitholders, except in the case of clauses (i) and (ii), (A) such as may be required under the Securities Act and applicable state securities or “Blue Sky” laws of any jurisdiction in connection with the purchase and distribution of the Units by the Underwriters, (B) for such consents that have been, or prior to the Initial Delivery Date, will be, obtained and (C) for such consents that, if not obtained, would not reasonably be expected to materially impair the ability of the Selling Unitholders to consummate the transactions contemplated by this Agreement.

(f) No Conflicts. None of (i) the offering and sale of the Units and (ii) the execution, delivery and performance of this Agreement by the Selling Unitholders (A) conflicts or will conflict with or constitutes or will constitute a violation of the certificate of limited partnership or the limited partnership agreement of such Selling Unitholder (the “Selling Unitholder Organizational Documents”), (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Unitholder is a party or by which any of them or any of their respective properties may be bound, (C) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body directed to such Selling Unitholder or any of its properties in a proceeding to which it or its properties is a party or (D) results or will result in the creation or imposition of any Lien upon any property or assets of such Selling Unitholder, which conflicts, breaches, violations, defaults or Liens, in the case of clauses (B), (C) or (D), would reasonably be expected to impair the ability of any of the Selling Unitholders to consummate the transactions contemplated herein.

(g) No Defaults. Such Selling Unitholder is not (i) in violation of any of its Selling Unitholder Organizational Documents, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over such Selling Unitholder or any of its properties or assets or (iii) in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other agreement or instrument to which it is a party or by which it or any of its properties or assets may be bound, which breach, default or violation in the case of clauses (ii) and (iii) would, if continued, reasonably be expected to materially impair the ability of any of such Selling Unitholder to consummate the transactions contemplated by this Agreement.

(h) Disclosure. Each of the Selling Unitholders is familiar with the Pricing Disclosure Package and the Prospectus and has no knowledge of any material fact, condition or information not disclosed in the Pricing Disclosure Package and the Prospectus which has adversely affected or could reasonably be expected to adversely affect the business of the Partnership Entities; and the sale of Units by such Selling Unitholder pursuant hereto is not prompted by any information concerning any of the Partnership Entities which is not set forth in the Pricing Disclosure Package and the Prospectus or any amendment or supplement thereto.

(i) Market Stabilization. None of the Selling Unitholders has taken nor will any of them take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Partnership or facilitate the sale or resale of the Units.

(j) Registration Statement and Pricing Disclosure Package. Such Selling Unitholder has reviewed the Registration Statement and the Pricing Disclosure Package and, although such Selling Unitholder has not independently verified the accuracy or completeness of all the information contained therein, nothing has come to the attention of such Selling Unitholder that would lead such Selling Unitholder to believe that (i) as of the most recent Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein in order to make the statements made therein not misleading or (ii) as of the Applicable Time, the Pricing Disclosure Package contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such representations and warranties set forth in this Section 4(j) apply only to statements or omissions made in reliance upon and in conformity with information relating to the Selling Unitholders furnished in writing by or on behalf of the Selling Unitholders to the Partnership and the Underwriters expressly for use in the Registration Statement, the Pricing Disclosure Package, the Prospectus or any other Issuer Free Writing Prospectus or any amendment or supplement thereto (the “Selling Unitholder Information”). For the avoidance of doubt, each of the Partnership and the Underwriters acknowledges and agrees that for all purposes of this Agreement, the only information furnished to the Partnership and the Underwriters by or on behalf of the Selling Unitholder expressly for use in the Registration Statement, the Pricing Disclosure Package, the Prospectus or any amendments or supplements thereto are the number of Units owned and the number of Units proposed to be offered by the Selling Unitholders, the address of such Selling Unitholder, any information relating to the organizational structure of such Selling Unitholder and the beneficial ownership of the Units held by such Selling Unitholder under the caption “Selling Unitholders” in the Registration Statement, the Pricing Disclosure Package, the Prospectus, and the information appearing in the Pricing Prospectus and the Prospectus under the captions “Summary—Our Relationship with GIP” and “Selling Unitholder,” and the “Selling Unitholder Information” shall be limited to such information.

(k) No Distribution of Other Offering Materials. Such Selling Unitholder has not distributed and, prior to the later to occur of the final Delivery Date and completion of the distribution of the Units, will not distribute, any offering material in connection with the offering and sale of the Units other than the Registration Statement, the Pricing Prospectus, the Pricing Disclosure Package, the Prospectus and any Issuer Free Writing Prospectus to which the Representative has consented in accordance with this Agreement.

Any certificate signed by any officer of any Selling Unitholder and delivered to the Representative or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by such Selling Unitholder to each Underwriter as to the matters covered thereby.

5. Conditions to the Underwriters’ Obligations. The obligations of the Underwriters hereunder to purchase the Firm Units and the Additional Units, as the case may be, are subject to the accuracy, when made and on the applicable Delivery Date, of the representations and warranties of the Partnership Parties and the Selling Unitholders contained herein, to the accuracy of the statements of the General Partner, on behalf of the Partnership Parties made pursuant to the provisions hereof, to the accuracy of the statements of the Selling Unitholders made pursuant to the provisions hereof, to the performance by the Partnership Parties and the Selling Unitholders of their respective obligations hereunder and to each of the following additional conditions precedent:

(a) Registration Statement. The Registration Statement shall have been filed and shall have become effective under the Securities Act.

(b) Timely Filings. The Prospectus, and any supplement thereto, shall have been filed in the manner and within the time period required by Rule 424(b); any other material required to be filed by the Partnership pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Partnership Parties or any Underwriter, threatened by the Commission. No Prospectus or amendment or supplement to the Registration Statement, the Pricing Disclosure Package or the Prospectus shall have been filed to which the Representative shall have reasonably objected in writing.

(c) No Changes. (i) None of the Partnership Entities shall have sustained, since the date of the latest audited financial statements included in the Pricing Disclosure Package and the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as set forth or contemplated in the Pricing Disclosure Package and the Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Disclosure Package and the Prospectus, there shall not have been any change in the capitalization or long-term debt of any of the Partnership Entities or any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business, properties, management, operations or prospects of the Partnership Entities, taken as a whole, other than as set forth or contemplated in the Pricing Disclosure Package and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representative so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered at such Delivery Date on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus.

(d) Officers’ Certificate. The Underwriters shall have received on the applicable Delivery Date a certificate, dated such Delivery Date and signed by the Chief Executive Officer and the Chief Financial Officer of the General Partner:

(i) certifying that no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Partnership’s knowledge, threatened;

(ii) to the effect that the representations and warranties of the Partnership Parties contained in this Agreement are true and correct as of such Delivery Date, and that the Partnership Parties have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied hereunder on or before such Delivery Date; and

(iii) certifying that they have carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, as well as each electronic road show used in connection with the offering of the Units, and, in their opinion (A) the Registration Statement, as of the most recent Effective Date, (B) the Prospectus, as of its date and on the applicable Delivery Date, or (C) the Pricing Disclosure Package, as of the Applicable Time, did not contain any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading.

(e) Selling Unitholder’s Certificate. The Underwriters shall have received on the applicable Delivery Date a duly executed certificate of each Selling Unitholder dated such Delivery Date to the effect that (i) the representations and warranties of such Selling Unitholder contained in this Agreement are true and correct as of such Delivery Date and (ii) such Selling Unitholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before such Delivery Date.

(f) Opinion of the Partnership’s Counsel. Bracewell & Giuliani LLP shall have furnished to the Representative their written opinion, as counsel for the Partnership Entities, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representative, substantially in the form attached hereto as Exhibit A.

(g) Opinion of Oklahoma Counsel. Commercial Law Group, P.C. shall have furnished to the Representative their written opinion, as special Oklahoma counsel for the Partnership Entities, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representative, substantially in the form attached hereto as Exhibit B.

(h) Opinion of the Selling Unitholders’ Counsel. Latham & Watkins LLP shall have furnished to the Representative their written opinion, as counsel for the Selling Unitholders, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representative, substantially in the form attached hereto as Exhibit C.

(i) Opinion of Underwriters’ Counsel. The Representative shall have received from Baker Botts L.L.P., counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the offer and sale of the Units, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Representative may reasonably require, and the Partnership shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(j) Comfort Letters. The Underwriters shall have received, on each of the date hereof and each Delivery Date, a letter dated the date hereof or the applicable Delivery Date, as the case may be, in form and substance satisfactory to the Underwriters, from PricewaterhouseCoopers LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided that the letter delivered on the date hereof shall use a “cut-off date” within three business days of the date hereof and each letter delivered on a Delivery Date shall use a “cut-off date” within two business days of such Delivery Date.

(k) Lock-up Agreements. The “lock-up” agreements, each substantially in the form of Exhibit D hereto, between you and the persons listed on Schedule IV to this Agreement relating to sales and certain other dispositions of Common Units or certain other securities, shall have been delivered to you on or before the date hereof and shall be in full force and effect on the Delivery Date.

(l) FINRA. FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

(m) Additional Information. The Partnership Entities and the Selling Unitholders shall have furnished to the Representative at each Delivery Date such further information, certificates and documents as the Representative may reasonably request.

All such opinions, certificates, letters and documents mentioned above or elsewhere in this Agreement shall be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Representative and to counsel for the Underwriters.

6. Covenants of the Partnership Parties. In addition to the agreements set forth elsewhere in this Agreement, the Partnership Parties covenant with each Underwriter as follows:

(a) Furnish Information. To furnish such information as may be required and otherwise to cooperate in qualifying the Units for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Units; provided, however, that the Partnership shall not be required to qualify as a foreign limited partnership or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Units); and to promptly advise you of the receipt by the Partnership of any notification with respect to the suspension of the qualification of the Units for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(b) Prospectus. To make available to the Underwriters in New York City, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Partnership shall have made any amendments or supplements thereto after the initial Effective Date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Securities Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Units, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Securities Act, the Partnership will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act;

(c) Rule 462(b). If, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Securities Act, to be filed with the Commission and become effective before the Units may be sold, the Partnership will use its reasonable best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Securities Act, as soon as practicable; and the Partnership will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Securities Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Securities Act (which the Partnership agrees to file in a timely manner in accordance with such rules and regulations under the Securities Act);

(d) Registration Statement. If, at any time during the period when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of the Units, the Registration Statement shall cease to comply with the requirements of the Securities Act with respect to eligibility for the use of the form on which the Registration Statement was filed with the Commission, to (i) promptly notify you, (ii) promptly file with the Commission a new registration statement under the Securities Act, relating to the Units, or a post-effective amendment to the Registration Statement, which new registration statement or post-effective amendment shall comply with the requirements of the Securities Act and shall be in a form satisfactory to you, (iii) use its best efforts to cause such new registration statement or post-effective amendment to become effective under the Securities Act as soon as practicable, (iv) promptly notify you of such effectiveness and (v) take all other action necessary or appropriate to permit the public offering and sale of the Units to continue as contemplated in the Prospectus; all references herein to the Registration Statement shall be deemed to include each such new registration statement or post-effective amendment, if any;

(e) Commission Notices. To advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement, the Exchange Act Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its reasonable best efforts to obtain the lifting or removal of such order as soon as practicable; to advise you promptly of any proposal to amend or supplement the Registration Statement, any Preliminary Prospectus or the Prospectus, and to provide you and Underwriters’ counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall reasonably object in writing;

(f) Exchange Act Reports. To file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Partnership with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of the Units;

(g) Pricing Disclosure Package. If the Pricing Disclosure Package is being used to solicit offers to buy the Units at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Pricing Disclosure Package in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Pricing Disclosure Package conflicts with the information contained in the

Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Pricing Disclosure Package to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Pricing Disclosure Package so that the statements in the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances when the Pricing Disclosure Package is delivered to a prospective purchaser, be misleading or so that the Pricing Disclosure Package, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Pricing Disclosure Package, as amended or supplemented, will comply with applicable law;

(h) Prospectus. To advise the Underwriters promptly of the happening of any event within the period during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of the Units, which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the Underwriters promptly if, during such period, it shall become necessary to amend or supplement the Prospectus to cause the Prospectus to comply with the requirements of the Securities Act, and, in each case, during such time, subject to Section 6(d) hereof, to prepare and furnish, at the Partnership’s expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance;

(i) Review of Amendments. At any time during the period when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of the Units, before amending or supplementing the Registration Statement, the Pricing Disclosure Package or the Prospectus, including through any report filed under the Exchange Act, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule;

(j) Rule 433. To comply with Rule 433(d) under the Securities Act (without reliance on Rule 164(b) under the Securities Act) and with Rule 433(g) under the Securities Act; and not to take any action that would result in an Underwriter or the Partnership being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a Free Writing Prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder;

(k) Earnings Statement. To make generally available to the Partnership’s security holders and to you as soon as reasonably practicable, but in any event not later than fifteen (15) months after the initial Effective Date of the Registration Statement, an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Partnership occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act;

(l) Copies. To furnish to you three copies of the Registration Statement, the Prospectus and the Pricing Disclosure Package, each as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

(m) Financial Statements. To furnish to you as early as practicable prior to any Delivery Date, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Partnership and the Subsidiaries which have been read by the Partnership’s independent registered public accountants, as stated in their letter to be furnished pursuant to Section 5(j) hereof;

(n) Lock-up Agreement. Beginning on the date hereof and ending on, and including, the date that is 45 days after the date of the Prospectus (the “Lock-Up Period”), without the prior written consent of Citigroup Global Markets Inc. not to (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Common Units or any other securities of the Partnership that are substantially similar to Common Units, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Securities Act relating to the offer and sale of any Common Units or any other securities of the Partnership that are substantially similar to Common Units, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Units or any other securities of the Partnership that are substantially similar to Common Units, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Units or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, (A) for the registration of the offer and sale of the Units as contemplated by this Agreement, (B) for the issuance and vesting of awards pursuant to the Partnership’s long-term incentive plan and management incentive compensation plan described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (C) for the issuance of Common Units or any securities convertible or exchangeable into Common Units as payment of any part of the purchase price for businesses that are acquired by the Partnership or its subsidiaries, provided that any recipient of such Common Units must agree in writing to be bound by the terms of this Section 6(n) for the remaining term of the Lock-Up Period, (D) that the Partnership may file (or participate in the filing of) a registration statement solely relating to the entrance by the Partnership into a definitive agreement related to an acquisition by the Partnership or its subsidiaries, provided that, notwithstanding anything in this Agreement to the contrary, the prior approval of Citigroup Global Markets Inc. shall be required in the event that the Partnership files (or participates in the filing of) a registration statement during the Lock-Up Period prior to the entrance by the Partnership into a definitive agreement related to such acquisition, and (E) that the Partnership may issue Common Units or any securities that are convertible or exchangeable into Common Units pursuant to an effective registration statement that is filed pursuant to clause (D), provided that the number of Common Units issued or into which such other securities are convertible or exchangeable shall not exceed 5% of the number of Common Units outstanding;

(o) Press Release. Prior to any Delivery Date, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Partnership or any of its subsidiaries, the financial condition, results of operations, business, properties, assets, or liabilities of the Partnership or any of its subsidiaries, or the offering of the Units, without your prior consent;

(p) No Other Prospectus. Not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Common Units by means of any “prospectus” (within the meaning of the Securities Act), or use any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Units, in each case other than the Pricing Disclosure Package and the Prospectus;

(q) Listing. To use its reasonable best efforts to maintain the listing of the Common Units, including the Units, on the NYSE; and

(r) Transfer Agent. To maintain a transfer agent and, if necessary under the jurisdiction of formation of the Partnership, a registrar for the Common Units.

(s) Covenant to Pay Costs. The Partnership Parties agree to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus, each Issuer Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, sale and delivery of the Units including any transfer taxes and stamp or similar duties payable upon the sale or delivery of the Units to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Units for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Units on any securities exchange or qualification of the Units for quotation on the NYSE and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Units by FINRA, including the filing fees and up to $20,000 in legal fees of counsel to the Underwriters relating to FINRA matters, (vii) the fees and disbursements of any transfer agent or registrar for the Units, (viii) the costs and expenses of the Partnership Parties relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Units to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Partnership Parties and any such consultants, provided that the Partnership Parties are obligated to pay only fifty percent (50%) of the cost and expense of any aircraft chartered in connection with the road show, (ix) the costs and expenses of qualifying the Units for inclusion in the book-entry settlement system of the DTC, and (x) the performance of the Partnership Parties’ and Selling Unitholders’ other obligations hereunder.

It is understood, however, that except as otherwise provided in this Section 6(s), Section 9 or Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on any resale of the Units by any Underwriter, any advertising expenses connected with any offers they may make and the transportation and other expenses incurred by the Underwriters on their own behalf in connection with presentations to prospective purchasers of the Units.

7. Covenants of the Selling Unitholders. In addition to the agreements set forth elsewhere in this Agreement, each of the Selling Unitholders agrees with the Underwriters:

(a) Lock-up Agreement. During the Lock-up Period, not to, without the prior written consent of Citigroup Global Markets Inc., offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by a Selling Unitholder or any affiliate of such Selling Unitholder or any person in privity with the Selling Unitholder) directly or indirectly, or file (or participate in the filing of) a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any Common Units of the Partnership or any other securities of the Partnership that are substantially similar to Common Units, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing; or publicly announce an intention to effect any such transaction, except, in each case, (i) for the registration of the offer and sale of the Units as contemplated by this Agreement and the sale of the Units to the Underwriters pursuant to this Agreement, (ii) for a bona fide pledge of the Common Units in existence on the date hereof and (iii) for a transfer of Common Units to an affiliate (as defined in Rule 405 promulgated under the Securities Act), provided that the transferee shall hold such transferred Common Units subject to this Section 7(a);

(b) Press Release. Prior to any Delivery Date, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Partnership or any of its subsidiaries or the offering of the Units, without your prior consent; and

(c) No Other Prospectus. Not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Common Units by means of any “prospectus” (within the meaning of the Securities Act), or use any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Units, in each case other than the Pricing Disclosure Package and the Prospectus.

8. Reimbursement of the Underwriters’ Expenses. If, after the execution and delivery of this Agreement, the Units are not delivered for any reason other than the termination of this Agreement pursuant to clauses (i), (iii), (iv) or (v) of Section 9(b) hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Partnership Parties shall, in addition to paying the amounts described in Section 6(s) hereof, reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the fees and disbursements of their counsel.

9. Effective Date of Agreement; Termination.

(a) This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

(b) The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representative, if since the time of execution of this Agreement, there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the NYSE; (ii) a suspension or material limitation in trading in the Partnership’s securities on the NYSE; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v), in the sole judgment of the Representative, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Units on the terms and in the manner contemplated in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(c) If the Representative elects to terminate this Agreement as provided in this Section 9, the Partnership, the Selling Unitholders and each other Underwriter shall be notified promptly in writing.

(d) If the sale to the Underwriters of the Units, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Partnership Parties or the Selling Unitholders shall be unable to comply with any of the terms of this Agreement, the Partnership Parties and the Selling Unitholders shall not be under any obligation or liability to the Underwriters under this Agreement (except to the extent provided in Sections 6(s), 8 and 11) and the Underwriters shall not be under any obligation or liability to the Partnership Parties or the Selling Unitholders under this Agreement (except to the extent provided in Section 11 hereof) or to one another hereunder.

10. Increase in Underwriters’ Commitments.

(a) Subject to Sections 5 and 9 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Units to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 5 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 9 hereof) and if the number of Firm Units which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Units, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate number of Firm Units they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Units agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Units shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Units shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Units set forth opposite the names of such non-defaulting Underwriters in Schedule I.

(b) Without relieving any defaulting Underwriter from its obligations hereunder, the Selling Unitholders agree with the non-defaulting Underwriters that they will not sell any Firm Units hereunder unless all of the Firm Units are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Selling Unitholders and the Partnership or selected by the Selling Unitholders and the Partnership with your approval). If a new Underwriter or Underwriters are substituted by the Underwriters or by the Selling Unitholders and the Partnership for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Selling Unitholders or you shall have the right to postpone the Delivery Date for a period not exceeding five business days in order that any necessary changes in the Registration Statement, the Pricing Disclosure Package and the Prospectus and other documents may be effected. The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 10 with like effect as if such substituted Underwriter had originally been named in Schedule I hereto.

(c) If the aggregate number of Firm Units which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Units which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters, the Selling Unitholders nor the Partnership shall make arrangements within the five business day period stated above for the purchase of all the Firm Units which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Selling Unitholders or the Partnership to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Selling Unitholders or the Partnership. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

11. Indemnity and Contribution.

(a) The Partnership Parties, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter, its partners, directors, officers, employees, agents and members, any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any “affiliate” (within the meaning of Rule 405 under the Securities Act) of such Underwriter, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Partnership) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Partnership expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 11(a) being deemed to include any Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus and any amendments or supplements to the foregoing) or in any “issuer information” (as defined in Rule 433 under the Securities Act) of the Partnership or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact included in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Partnership expressly for use in, such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus in connection with such information, which material fact was not included in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading. The Partnership Parties, jointly and severally, agree to reimburse such indemnified person for any legal or other expenses reasonably incurred by such indemnified person in connection with investigating, preparing or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such indemnified person is a party thereto) whether threatened or commenced and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred, except with respect to the Registration Statement or such Prospectus insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact included in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Partnership expressly for use in the Registration Statement or such Prospectus in connection with such information, which material fact was not included in such information and which material fact was necessary in order to make the statements in such information, in the case of such Prospectus, in the light of the circumstances under which they were made, not misleading.

(b) Each of the Selling Unitholders, severally and not jointly, agrees to indemnify, defend and hold harmless each Underwriter and each Partnership Party, their respective partners, directors, officers, employees, agents and members, any person who controls any Underwriter or Partnership Party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any “affiliate” (within the meaning of Rule 405 under the Securities Act) of such Underwriter or Partnership Party, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which jointly or severally, any such Underwriter or Partnership Party or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Selling Unitholder furnished in writing to the Partnership by or on behalf of such Selling Unitholder expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Partnership), which information consists solely of the Selling Unitholder Information or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information, which material fact was required to be stated in such Registration Statement or necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Selling Unitholder furnished in writing to the Partnership by or on behalf of such Selling Unitholder expressly for use in, any Prospectus (the term Prospectus for the purpose of this Section 11(b) being deemed to include any Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus and any amendments or supplements to the foregoing) or in any “issuer information” (as defined in Rule 433 under the Securities Act) of the Partnership or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information, which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading. The Selling Unitholders, severally and not jointly, agree to reimburse such indemnified person for any legal or other expenses reasonably incurred by such indemnified person in connection with investigating, preparing or defending against any loss, claim, damage, liability, action, litigation, investigation or proceeding whatsoever (whether or not such indemnified person is a party thereto) whether threatened or commenced and in connection with the enforcement of this provision with respect to any of the above as such expenses are incurred; provided, however, that the Selling Unitholders shall be liable with respect to the Registration Statement or such Prospectus only to the extent any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact included in, and in conformity with information concerning such Selling Unitholder furnished in writing to the Partnership by or on behalf of such Selling Unitholder expressly for use in the Registration Statement or such Prospectus in connection with such information, which material fact was necessary in order to make the statements in such information, in the case of such Prospectus, in the light of the circumstances under which they were made, not misleading. The liability of each Selling Unitholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the aggregate net proceeds received by such Selling Unitholder, after deducting underwriting fees and commissions but before deducting expenses, from the offering of the Units purchased under this Agreement.

(c) Each Underwriter, severally and not jointly, agrees to indemnify, defend and hold harmless each Partnership Party and Selling Unitholder and each of their respective directors and officers who signed the Registration Statement and any person who controls such Partnership Party or Selling Unitholder, as applicable, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Partnership Parties or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Partnership expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Partnership), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii)

any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Partnership expressly for use in, the any Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in any Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus in connection with such information, which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(d) If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Partnership Parties, the Selling Unitholders or an Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a), (b) or (c), respectively, of this Section 11, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party) and payment of all fees and expenses, whereupon the indemnifying party will not be liable to such indemnified party under this Section 11 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the failure to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise, except to the extent that the indemnifying party has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure, but shall not relieve the indemnifying party from its obligation to provide reimbursement and contribution except to the extent so prejudiced. If such indemnified party shall have been advised by counsel that there are one or more defenses available to it that are in conflict with those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party), the payment of all fees and expenses of such indemnified party’s counsel shall be borne by the indemnifying party; provided, however, that such indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding. The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have assumed control of the defense as contemplated by the second sentence of this Section 11(d), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(e) If the indemnification provided for in this Section 11 is unavailable to an indemnified party under subsections (a), (b) or (c) of this Section 11 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Partnership Parties and the Selling Unitholders on the one hand and the Underwriters on the other hand from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership Parties and the Selling Unitholders on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Partnership Parties and the Selling Unitholders on the one hand and the Underwriters on the other hand shall be deemed to be in the same respective proportions as the net proceeds received by the Selling Unitholders (net of underwriting discounts and commissions but before deducting expenses) from the offering of the Units purchased under this Agreement, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Units, in each case as described in the Prospectus. The relative fault of the Partnership Parties and the Selling Unitholders on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Partnership Parties and the Selling Unitholders on the one hand or by the Underwriters on the other hand and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(f) The Partnership Parties, the Selling Unitholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 11, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission and (ii) in no case shall any Selling Unitholder be required to contribute any amount in excess of the aggregate net proceeds received by such Selling Unitholder (after deducting underwriting discounts and commissions but before deducting offering expenses), from the offering of the Units purchased under this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and not joint.

(g) The indemnity and contribution agreements contained in this Section 11 and the covenants, warranties and representations of the Partnership Parties and the Selling Unitholders contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter and its partners, directors, officers, employees, agents or members or any person (including each partner, officer, director, employee or member of such person) who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and any affiliate of such Underwriter or by or on behalf of the Partnership Parties or the Selling Unitholders, their respective directors, employees or officers or any person who controls the Partnership Parties or Selling Unitholders within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Units. Each Partnership Party, each Selling Unitholder and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Partnership Parties and the Selling Unitholders, against any of their respective officers, employees or directors in connection with the offering and sale of the Units, or in connection with the Registration Statement, the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus.

12. Information Furnished by the Underwriters. The concession amount in the third paragraph and the information under the heading “Short Positions and Price Stabilizations” in the “Underwriting” section, only insofar as such statements relate to the amount of selling concession or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters for use in the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, as such information is referred to in Sections 3 and 11 hereof.

13. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to, (i) if to the Underwriters: Citigroup Global Markets Inc., facsimile no.: (212) 816-7912, with a copy to Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York 10013, Attention: General Counsel; (ii) if to the Partnership Parties: Chesapeake Midstream Partners, L.P., 900 NW 63rd Street, Oklahoma City, Oklahoma 73118, Attention: Chief Executive Officer, facsimile no.: (405) 879-6111; and (iii) if to the Selling Unitholders: Global Infrastructure Management, LLC, 12 East 49th Street, 38th Floor New York, New York 10017, Attention: Counsel, facsimile no.: (646) 282-1599.

14. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

15. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have exclusive jurisdiction over the adjudication of such matters, and the Partnership Parties consent to the jurisdiction of such courts and personal service with respect thereto. The Partnership Parties and the Selling Unitholders each hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. Each Underwriter, the Selling Unitholders and the Partnership Parties (on its behalf and, to the extent permitted by applicable law, on behalf of its equity owners and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Partnership Parties and the Selling Unitholders agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Partnership Parties and the Selling Unitholders and may be enforced in any other courts to the jurisdiction of which the Partnership Parties and the Selling Unitholders are or may be subject, by suit upon such judgment.

16. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Selling Unitholders and the Partnership Parties and to the extent provided in Section 11 hereof, the controlling persons, partners, directors, officers, employees, agents, members and affiliates referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

17. No Fiduciary Relationship. The Partnership Parties and the Selling Unitholders hereby acknowledge that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Units. The Partnership Parties and the Selling Unitholders further acknowledge that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Partnership Parties or the Selling Unitholders, their respective management, partners, members or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Partnership’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Partnership Parties or the Selling Unitholders, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Partnership Parties and the Selling Unitholders hereby confirm their understanding and agreement to that effect. The Partnership Parties, the Selling Unitholders and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Partnership Parties or the Selling Unitholders regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Partnership’s securities, do not constitute advice or recommendations to the Partnership Parties or the Selling Unitholders. The Partnership Parties, the Selling Unitholders and the Underwriters agree that the Underwriters are acting as principal and not the agent or fiduciary of the Partnership Parties or the Selling Unitholders, and no Underwriter has assumed, and none of them will assume, any advisory responsibility in favor of the Partnership Parties or the Selling Unitholders with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether any Underwriter has advised or is currently advising the Partnership Parties or the Selling Unitholders on other matters). The Partnership Parties and the Selling Unitholders hereby waive and release, to the fullest extent permitted by law, any claims that the Partnership Parties or the Selling Unitholders may have against the Underwriters with respect to any breach or alleged breach of any fiduciary, advisory or similar duty to the Partnership Parties or the Selling Unitholders in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

18. PATRIOT Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Partnership Parties and the Selling Unitholders, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

19. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

20. Successors and Assigns. This Agreement shall be binding upon the Underwriters, the Selling Unitholders and the Partnership Parties and their successors and assigns and any successor or assign of any substantial portion of the Partnership Parties or the Selling Unitholders and any of the Underwriters’ respective businesses and/or assets.

[signature pages follow]

If the foregoing correctly sets forth the agreement among the Partnership Parties, the Selling Unitholders and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours, CHESAPEAKE MIDSTREAM GP, L.L.C.

By:	/s/ David C. Shiels
Name: David C. Shiels Title: Chief Financial Officer

CHESAPEAKE MIDSTREAM PARTNERS, L.P.

By:	Chesapeake Midstream GP, L.L.C., its general partner

	By:	/s/ David C. Shiels
	Name:	David C. Shiels
	Title:	Chief Financial Officer

CHESAPEAKE MLP OPERATING, L.L.C

By:	/s/ David C. Shiels
Name: David C. Shiels Title: Chief Financial Officer

Signature Page to the Underwriting Agreement

GIP-A HOLDING (CHK), L.P.
By:	GIP-A Holding (CHK) GP, LLC, its general partner

By:	/s/ Matthew Harris
Name: Matthew Harris Title: Secretary

GIP-B HOLDING (CHK), L.P.
By:	GIP-B Holding (CHK) GP, LLC, its general partner

By:	/s/ Matthew Harris
Name: Matthew Harris Title: Secretary

GIP-C HOLDING (CHK), L.P.
By:	GIP-C Holding (CHK) GP, LLC, its general partner

By:	/s/ Matthew Harris
Name: Matthew Harris Title: Secretary

Signature Page to the Underwriting Agreement

Accepted:

For itself and as the Representative of the several Underwriters named in Schedule I hereto:

By: CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Alan Boswell
Name: Alan Boswell Title: Vice President

Signature Page to the Underwriting Agreement

Schedule I

Underwriter	Number of Firm Units To Be Purchased
Citigroup Global Markets Inc.	1,688,125
Morgan Stanley & Co. LLC	1,688,125
Merrill Lynch, Pierce, Fenner & Smith Incorporated	1,364,375
Barclays Capital Inc.	1,364,375
RBC Capital Markets, LLC	740,000
UBS Securities LLC	740,000
Wells Fargo Securities, LLC	740,000
Credit Suisse Securities (USA) LLC	462,500
Goldman, Sachs & Co.	462,500
Total:	9,250,000

Schedule II

Selling Unitholder	Number of Firm Units To Be Sold	Maximum Number of Additional Units To Be Sold
GIP-A Holding (CHK), L.P.	3,335,956	449,723
GIP-B Holding (CHK), L.P.	1,178,543	158,882
GIP-C Holding (CHK), L.P.	4,735,501	638,398
Total	9,250,000	1,247,003

Schedule III

Pricing Disclosure Package

1.	Preliminary Prospectus dated February 1, 2012.

2.	Number of Firm Units: 9,250,000 Common Units

Public Offering Price: $28.70 per Unit

Schedule IV

Persons Delivering Lock-up Agreements

None.

EXHIBIT A

FORM OF OPINION OF BRACEWELL & GIULIANI LLP

(COUNSEL TO THE PARTNERSHIP)

1. Each Partnership Party and PMGS (the “DE CHKM Entities”) is validly existing as a limited partnership or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of organization or formation, as the case may be, with all partnership or limited liability company, as the case may be, power and authority necessary to own or lease its properties currently owned or leased, and to conduct its business as currently conducted, in each case, in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Each Partnership Entity is duly registered or qualified to do business and is in good standing as a foreign limited partnership or foreign limited liability company, as the case may be, in each jurisdiction set forth opposite its name on Schedule I to this opinion.

2. The General Partner has full limited liability company power and authority to act as the general partner of the Partnership in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The Partnership has full limited partnership power and authority to act as the manager of the OLLC in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The OLLC has full limited liability company power and authority to act as the manager of each of the Operating Subsidiaries, in all material respects as described in the Pricing Disclosure Package and the Prospectus.

3. The General Partner is the sole general partner of the Partnership and owns of record a 2.0%, general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the General Partner owns such GP Interest free and clear of all Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware or (B) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act or the Partnership Agreement.

4. The Partnership is the sole member of the OLLC and owns 100% of the limited liability company interests in the OLLC. Such limited liability company interests have been duly authorized and validly issued in accordance with the OLLC Agreement, and are fully paid (to the extent required under the OLLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such limited liability company interests free and clear of all Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware, (B) other than those Liens created, arising under or securing the Amended and Restated Credit Agreement or (C) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act.

5. The OLLC is the sole member of each of the Operating Subsidiaries and owns 100% of the limited liability company interests in each of the Operating Subsidiaries. The OLLC owns the limited liability company interests in each Operating Subsidiary free and clear of all Liens (A) in respect of which a financing statement under the Uniform Commercial Code of the applicable state of formation of such Operating Subsidiary naming the OLLC as debtor is on file in the office of such state’s Secretary of State, (B) other than those Liens created, arising under or securing the Amended and Restated Credit Agreement or (C) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act.

6. The limited liability company interests of PMGS have been duly authorized and validly issued in accordance with the limited liability company agreement of PMGS and are fully paid (to the extent required under such limited liability company agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act).

7. The issued and outstanding partnership interests of the Partnership consist of 78,899,650 Common Units, 69,076,122 Subordinated Units, the GP Interest and the Incentive Distribution Rights. The Units to be sold by the Selling Unitholders under this Agreement have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

8. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or as provided in the Organizational Documents, there are no preemptive rights or other rights to subscribe for or to purchase any limited liability company interests, partnership interests or other equity interests in any Partnership Entity pursuant to any limited liability company agreement or partnership agreement or other governing document of any Partnership Entity or any agreement or instrument listed as an exhibit to the Registration Statement to which any of the Partnership Entities is a party or by which any of them may be bound. To the knowledge of such counsel, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Common Units or other securities of the Partnership, except such rights as have been waived or satisfied.

9. Each of the Partnership Parties has all requisite limited liability company or partnership power and authority to enter into this Agreement. This Agreement has been duly authorized and validly executed and delivered by each of the Partnership Parties.

10.     (A) The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms;

(B) The General Partner Agreement has been duly authorized, executed and delivered by Midstream Ventures and is a valid and legally binding agreement of Midstream Ventures, enforceable against Midstream Ventures in accordance with its terms;

(C) The limited liability company agreement of the OLLC has been duly authorized, executed and delivered by the Partnership and is a valid and legally binding agreement of the Partnership, enforceable against the Partnership in accordance with its terms; and

(D) The limited liability company agreement of PMGS has been duly authorized, executed and delivered by the OLLC and is a valid and legally binding agreement of the OLLC, enforceable against it in accordance with its terms;

except in each case as the enforceability thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, any applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

11. None of (i) the offering or sale of the Units or (ii) the execution, delivery and performance of this Agreement by the Partnership Parties, (A) conflicts or will conflict with or constitutes or will constitute a violation of the Organizational Documents of the DE CHKM Entities, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) or Debt Repayment Triggering Event under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument governed by the laws of the State of Delaware, New York or Texas and filed as an exhibit to any document incorporated by reference in the Registration Statement, (C) violates or will violate the Delaware LLC Act, the Delaware LP Act or the applicable federal laws of the United States of America, in each case as applicable to the Partnership Parties, or any order, judgment, decree or injunction known to such counsel of any U.S. Federal or Delaware court or governmental agency or authority having jurisdiction over any of the Partnership Entities or any of their respective properties or assets in a proceeding to which any of them or their respective properties is a party (provided, however, that such counsel need express no opinion with respect to compliance with any state securities or federal or state antifraud law except as specifically stated in the opinion of such counsel) or (D) results or will result in the creation or imposition of any Lien upon any property or assets of any of the Partnership Entities, which conflicts, breaches, violations, defaults or Liens, in the case of clauses (B), (C) or (D), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially impair the ability of any of the Partnership Parties to consummate the transactions contemplated by the Agreement.

12. No consent of or filing with any federal or Delaware court, governmental agency or body having jurisdiction over the Partnership Entities or any of their respective properties or assets is required to be obtained or made by the Partnership Parties in connection with (i) the offering or sale of the Units, or (ii) the execution, delivery and performance of this Agreement by the Partnership Parties, except in the case of clauses (i) and (ii), (A) for filings and consents required under the Exchange Act and applicable state securities or “Blue Sky” laws in connection with the purchase and distribution of the Units by the Underwriters, as to which such counsel need not express any opinion, (B) for such consents that have been, or prior to the Closing Date will be, obtained or made and (C) for such consents that, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially impair the ability of any of the Partnership Parties to consummate the transactions contemplated by the Agreement.

13. The statements set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Provisions of Our Partnership Agreement Relating to Cash Distributions,” “Description of the Common Units,” “The Partnership Agreement,” “Material U.S. Federal Income Tax Consequences” and “Investment in Chesapeake Midstream Partners, L.P. by Employee Benefit Plans,” insofar as they purport to constitute summaries of the laws or of any specific agreement or instrument referred to therein, constitute accurate summaries thereof in all material respects; and the Units conform as to legal matters in all material respects to the description thereof under the caption “Description of the Common Units” in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

14. Such counsel shall confirm its opinion set forth in the Pricing Disclosure Package and the Prospectus under the caption “Material U.S. Federal Income Tax Consequences.”

15. The Registration Statement has been declared effective under the Securities Act; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule.

16. The Registration Statement, at the time it was declared effective, and the Prospectus, when first filed with the Commission pursuant to Rule 424(b) under the Securities Act and at the date of such opinion, and any further amendments and supplements thereto made by the Partnership prior to the date of such opinion (in each case, other than the documents incorporated by reference therein, the financial statements, the notes and schedules thereto and other financial or accounting data or information included therein or omitted therefrom and the Trustee’s Statement of Eligibility on Form T-1, as to which such counsel need not express any opinion) appear on their face to comply as to form in all material respects with the requirements of the Securities Act.

17. None of the Partnership Entities is, or immediately following the issuance and sale of the Units contemplated by this Agreement and the application of the net proceeds therefrom as described in the General Disclosure Package and the Prospectus under the caption “Use of Proceeds,” will be, subject to regulation as an “investment company” as such term is defined in the Investment Company Act.

18. To the knowledge of such counsel, there are no (i) legal or governmental proceedings pending or threatened to which any of the Partnership Entities is a party or to which any of their respective properties is subject that are required by the Securities Act or the Exchange Act to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so described or (ii) agreements, contracts, indentures, leases or other instruments that are required by the Securities Act or the Exchange Act to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed.

In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Partnership Entities, the independent registered public accounting firm of the Partnership and representatives of the Underwriters, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus (except to the extent specified in paragraph 13 and 14 above), based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that:

(A) the Registration Statement, as of the most recent Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(B) the Pricing Disclosure Package, as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading,

(C) the Prospectus, as of its date or as of the date of such opinion, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(D) any of the documents incorporated by reference in the Registration Statement, at the time such Registration Statement became effective or such document was filed with the Commission (or the time of filing of an amendment, if so amended or deemed amended), as the case may be, did not comply as to form in all material respects with the requirements of the Securities Act or Exchange Act, as the case may be;

it being understood that such counsel expresses no statement or belief with respect to (a) the financial statements, the notes and schedules thereto, or the auditors’ reports thereon, contained therein or omitted therefrom, (b) the other financial or accounting data or information contained therein or omitted therefrom, (c) the representations and warranties and statements of facts contained in the exhibits to the Registration Statement or to the documents incorporated by reference therein or omitted therefrom or (d) the Trustee’s Statement of Eligibility on Form T-1.

In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and other employees of the Partnership Parties to the extent such counsel deems appropriate and upon information obtained from public officials, (ii) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (iii) state that their opinion is limited to the applicable federal laws of the United States of America, the laws of the State of New York and the State of Texas, the Delaware LP Act and the Delaware LLC Act, and that such counsel is not admitted to the practice of law in the State of Delaware, (iv) with respect to the opinions expressed as to the existence of the DE CHKM Entities and the due qualification or registration as a foreign limited partnership or limited liability company, as the case may be, of the Partnership Entities, state that such opinions are based upon certificates of existence, qualification or registration provided by the Secretary of State of the states listed on an annex to be attached to such counsel’s opinion (each of which shall be dated as of a date not more than 10 days prior to the applicable Delivery Date and shall be provided to counsel to the Underwriters) and express no conclusions beyond what are stated in such certificates, (v) state that they express no opinion with respect to (A) any permits to own or operate any real or personal property or (B) state or local taxes or state or local tax statutes to which any of the members or partners of the Partnership Entities may be subject, (vi) with respect to the existence of any Lien for which a financing statement under the Uniform Commercial Code of any state is on file, state that such counsel’s opinion is based solely upon such counsel’s review of a specific search of such state’s Secretary of State (each of which shall be as of a date not more than 10 days prior to the applicable Delivery Date and shall be provided to counsel to the Underwriters) and (vii) rely in respect of matters of Oklahoma law on the opinion delivered by Commercial Law Group, P.C., special Oklahoma counsel for the Partnership Parties, on such Delivery Date.

Schedule I

Foreign Qualifications of the Partnership Entities

Entity	Jurisdiction in which registered or qualified
Appalachia Midstream Services, L.L.C.	New York, Ohio, Oklahoma, Pennsylvania and West Virginia

Bluestem Gas Services, L.L.C.	None

Chesapeake Midstream Gas Services, L.L.C.	Arkansas, Kansas, Louisiana, New Mexico and Texas

Chesapeake Midstream GP, L.L.C.	None

Chesapeake MLP Operating, L.L.C.	Oklahoma and Texas

Chesapeake Midstream Partners, L.P.	None

Magnolia Midstream Gas Services, L.L.C.	Louisiana and Texas

Oklahoma Midstream Gas Services, L.L.C.	None

Ponder Midstream Gas Services, L.L.C.	Texas

Texas Midstream Gas Services, L.L.C.	Texas

EXHIBIT B

FORM OF OPINION OF OKLAHOMA COUNSEL

TO THE PARTNERSHIP

1. Each of Appalachia, Bluestem, OMGS, CMGS, MMGS and TMGS (the “OK CHKM Entities”) has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Oklahoma, with all limited liability company power and authority necessary to own or lease its properties currently owned or leased, and to conduct its business as currently conducted, in each case, in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

2. The limited liability company interests of each OK CHKM Entity have been duly authorized and validly issued in accordance with the limited liability company agreement of the applicable OK CHKM Entity and are fully paid (to the extent required under such limited liability company agreement) and nonassessable (except as such nonassessability may be affected by the specified provisions of the Oklahoma Limited Liability Company Act).

3. The limited liability company agreement of each OK CHKM Entity has been duly authorized, executed and delivered by the OLLC and is a valid and legally binding agreement of the OLLC, enforceable against it in accordance with its terms, except in each case as the enforceability thereof may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, any applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

4. None of the offering or sale of the Units (A) conflicts or will conflict with or constitutes or will constitute a violation of the certificate of incorporation, bylaws, limited liability company agreement, partnership agreement, certificate of formation, certificate of limited partnership or other governing document of any of the OK CHKM Entities, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) or Debt Repayment Triggering Event under any agreement or instrument governed by the laws of the State of Oklahoma referenced as an exhibit to the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2010, which conflicts, breaches, violations, defaults or Liens, in the case of clause (B), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially impair the ability of any of the Partnership Parties or the Selling Unitholders to consummate the transactions contemplated by the Agreement.

5. No consent of or with any Oklahoma court, governmental agency or body having jurisdiction over the Partnership Entities is required in connection with (i) the offering or sale of the Units, or (ii) the execution, delivery and performance of the Agreement by the Partnership Parties party thereto, except (A) for filings and consents required under the Exchange Act and applicable state securities or “Blue Sky” laws in connection with the purchase and distribution of the Units by the Underwriters, as to which such counsel need not express any opinion, (B) for such consents that have been obtained or made and (C) for such consents that, if

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not obtained, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially impair the ability of any of the Partnership Parties or the Selling Unitholders to consummate the transactions contemplated by the Agreement.

In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and other employees of the Partnership Entities and upon information obtained from public officials, (ii) assume that all documents submitted to such counsel as originals are authentic, that all copies submitted to such counsel conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine, (iii) state that such opinions are limited to the laws of the State of Oklahoma, (iv) state that such counsel expresses no opinion with respect to (A) any permits to own or operate any real or personal property or (B) federal, state or local taxes or state or local tax statutes to which any of the Partnership Entities may be subject.

In addition, such counsel shall state that such opinion letter may be relied upon only by the Underwriters, their counsel and counsel for the Partnership Parties in connection with the offering and no other use or distribution of this opinion letter may be made without such counsel’s prior written consent.

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EXHIBIT C

FORM OF OPINION OF COUNSEL TO THE GIP SELLING UNITHOLDERS

February 7, 2012

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Re:	Chesapeake Midstream Partners, L.P.

Ladies and Gentlemen:

We have acted as special counsel to GIP-A Holding (CHK), L.P., a Delaware limited partnership (“GIP-A Holding”), GIP-B Holding (CHK), L.P., a Delaware limited partnership (“GIP-B Holding”), and GIP-C Holding (CHK), L.P., a Delaware limited partnership (“GIP-C Holding,” and, together with GIP-A Holding and GIP-B Holding, the “GIP Selling Unitholders”), in connection with the sale to you and the several underwriters for whom you are acting as representative (the “Underwriters”) of an aggregate of 9,250,000 common units (the “Common Units”) representing limited partner interests in Chesapeake Midstream Partners, L.P. (the “Partnership”) pursuant to a registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Act”), initially filed by the Partnership with the Securities and Exchange Commission on August 2, 2011 (Registration No. 333-175982) (as so filed and as amended, the “Registration Statement”), a preliminary prospectus supplement dated February 1, 2012 (together with the base prospectus included in the Registration Statement, the “Preliminary Prospectus”) and a prospectus supplement dated February 2, 2012 (together with the base prospectus included in the Registration Statement, the “Prospectus”), each filed with the Commission pursuant to Rule 424(b) under the Act, and an underwriting agreement dated February 2, 2012 (the “Underwriting Agreement”) between you, as representative of the several Underwriters named in the Underwriting Agreement (“Representative”), the Partnership, Chesapeake Midstream GP, L.L.C., a Delaware limited liability company, Chesapeake MLP Operating, LLC, a Delaware limited liability company, and the GIP Selling Unitholders. This letter is furnished pursuant to Section 5(h) of the Underwriting Agreement.

As such counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of this letter, except where a specified fact confirmation procedure is stated to have been performed (in which case we have performed the stated procedure). We have examined, among other things, the following:

a.	The Underwriting Agreement; the Registration Statement; the Preliminary Prospectus and the Prospectus;

b.	The agreements and instruments identified to us by an officer of each of the GIP Selling Unitholders as all indentures, mortgages, deeds of trust, loan agreements, leases, other agreements and instruments material to any of the GIP Selling Unitholders, which are listed in Exhibit 1 (the “Specified Agreements”);

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c.	the Certificate of Limited Partnership of GIP-A Holding filed with the State of Delaware on September 11, 2009 (the “GIP-A Holding Certificate”) and the Agreement of Limited Partnership of GIP-A Holding, dated as of September 11, 2009, by and among GIP-A Holding (CHK) GP, LLC, as the general partner, and the limited partners listed on Schedule I thereto (the “GIP-A Holding Partnership Agreement”; together with the GIP-A Holding Certificate, the “GIP-A Holding Governing Documents”), each of which we have assumed is (i) a valid and binding agreement of the parties thereto, enforceable in accordance with the plain meaning of its terms, (ii) in full force and effect, and (iii) the entire agreement of the parties pertaining to the subject matter thereof;

d.	the Certificate of Limited Partnership of GIP-B Holding filed with the State of Delaware on September 11, 2009 (the “GIP-B Holding Certificate”) and the Agreement of Limited Partnership of GIP-B Holding, dated as of September 11, 2009, by and among GIP-B Holding (CHK) GP, LLC, as the general partner, and the limited partners listed on Schedule I thereto (the “GIP-B Holding Partnership Agreement”; together with the GIP-B Holding Certificate, the “GIP-B Holding Governing Documents”), each of which we have assumed is (i) a valid and binding agreement of the parties thereto, enforceable in accordance with the plain meaning of its terms, (ii) in full force and effect, and (iii) the entire agreement of the parties pertaining to the subject matter thereof;

e.	the Certificate of Limited Partnership of GIP-C Holding filed with the State of Delaware on September 11, 2009 (the “GIP-C Holding Certificate”) and the Agreement of Limited Partnership of GIP-C Holding, dated as of September 11, 2009, by and among GIP-C Holding (CHK) GP, LLC, as the general partner, and the limited partners listed on Schedule I thereto (the “GIP-C Holding Partnership Agreement”; together with the GIP-C Holding Certificate, the “GIP-C Holding Governing Documents”), each of which we have assumed is (i) a valid and binding agreement of the parties thereto, enforceable in accordance with the plain meaning of its terms, (ii) in full force and effect, and (iii) the entire agreement of the parties pertaining to the subject matter thereof; and

f.	certain resolutions of the GIP Selling Unitholders.

The documents described in subsections (a) - (b) above are referred to herein collectively as the “Documents.” The documents described in subsections (c) - (e) above are referred to herein collectively as the “Governing Documents.”

Except as otherwise stated herein, as to factual matters we have, with your consent, relied upon the foregoing, and upon oral and written statements and representations of officers and other representatives of the GIP Selling Unitholders and others, including the representations and warranties of the Partnership and GIP Selling Unitholders in the Underwriting Agreement. We have not independently verified such factual matters.

Except as otherwise stated herein, we are opining herein as to the effect on the subject transaction only of the federal laws of the United States, the internal laws of the State of New York and in paragraphs 1, 2, 3 and 4 of this letter, the Delaware Revised Uniform Limited

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Partnership Act (the “Delaware LP Act”), and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or, in the case of Delaware, any other laws, or as to any matters of municipal law or the laws of any local agencies within any state. Except as otherwise stated herein, our opinions herein are based upon our consideration of only those statutes, rules and regulations which, in our experience, are normally applicable to registered public offerings of secondary sales of limited partner interests.

Subject to the foregoing and the other matters set forth herein, as of the date hereof:

i.	Each of the GIP Selling Unitholders is a limited partnership under the Delaware LP Act with limited partnership power and authority to enter into the Underwriting Agreement and perform its obligations thereunder. With your consent, based solely on certificates from the Secretary of State of the State of Delaware, we confirm that each of the GIP Selling Unitholders is validly existing and in good standing under the laws of the State of Delaware.

ii.	The execution, delivery and performance of the Underwriting Agreement has been duly authorized by all necessary limited partnership action of each of the GIP Selling Unitholders, and the Underwriting Agreement has been duly executed and delivered by each of the GIP Selling Unitholders.

iii.	With your consent, based solely upon a review of the Partnership Agreement, the minute books of the General Partner made available to us, the unit books and records of the Partnership and officers’ certificates of the Partnership and the GIP Selling Unitholders as to factual matters, each of the GIP Selling Unitholders is the record holder of the Common Units set forth opposite their name on Schedule II to the Underwriting Agreement.

iv.	Upon indication by book entry that the Common Units to be sold by each of the GIP Selling Unitholders listed on Schedule II to the Underwriting Agreement (the “Securities”) have been credited to a securities account maintained by the Representative at The Depository Trust Company (“DTC”) and payment therefor in accordance with the Underwriting Agreement, the Representative will acquire a security entitlement on behalf of the several Underwriters with respect to of such Securities and, under the Uniform Commercial Code of the State of New York (the “New York UCC”), an action based on an adverse claim to the Securities, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may not be asserted against the Representative.

v.	None of the execution and delivery of the Underwriting Agreement by each of the GIP Selling Unitholders, and the sale by each of the GIP Selling Unitholders of the Common Units to you and the other Underwriters pursuant to the Underwriting Agreement on the date hereof:

(A)	violates the provisions of the Governing Documents;

(B)	results in a breach or a default under any of the Specified Agreements;

(C)	violates any federal or New York statute, rule, or regulation or violates any order, judgment, decree or injunction identified to such counsel by the Partnership Parties or the GIP Selling Unitholders and applicable to the GIP Selling Unitholders or the Delaware LP Act; or

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(D)	requires any consents, approvals, or authorizations to be obtained by the GIP Selling Unitholders from, or any registrations, declarations or filings to be made by the GIP Selling Unitholders with, any governmental authority, under any federal or New York statute, rule, regulation applicable to the GIP Selling Unitholders or the Delaware LP Act of that have not been obtained or made.

Our opinions are subject to (i) the effect of bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws relating to or affecting the rights or remedies of creditors; and (ii) the effects of general principles of equity, whether considered in a proceeding in equity or at law (including the possible unavailability of specific performance or injunctive relief), concepts of materiality, reasonableness, good faith and fair dealing, and the discretion of the court before which a proceeding is brought. We express no opinion as to federal or state securities laws, tax laws, antitrust or trade regulation laws (including Hart-Scott-Rodino), insolvency or fraudulent transfer laws, antifraud laws, compliance with fiduciary duty requirements, margin regulations, FINRA rules, stock exchange rules, pension or employee benefit laws, usury laws, environmental laws (without limiting other laws excluded by customary practice).

Insofar as our opinions require interpretation of the Specified Agreements, with your consent (i) we have assumed that courts of competent jurisdiction would enforce such agreements in accordance with their plain meaning, (ii) to the extent that any questions of legality or legal construction have arisen in connection with our review, we have applied the laws of the State of New York in resolving such questions, although certain of the Specified Agreements may be governed by other laws which differ from New York law and (iii) we express no opinion with respect to any breach or default under a Specified Agreement that would occur only upon the happening of a contingency.

Our opinion in paragraph (iv) is limited to Article 8 of the New York UCC and such opinions do not address laws other than Article 8 of the New York UCC or what law governs whether an adverse claim can be asserted against the several Underwriters. To the extent any securities intermediary which acts as a clearing corporation or maintains securities accounts with respect to the Securities maintains any “financial asset” (as defined in Section 8-102(a)(9) of the New York UCC) in a clearing corporation pursuant to Section 8-111 of the New York UCC, the rules of such clearing corporation may affect the rights of such securities intermediaries and the ownership interest of the several Underwriters. We call to your attention that pursuant to Section 8-511(b) and 8-511(c) of the New York UCC, claims of creditors of any securities intermediary or clearing corporation may be given priority to the extent set forth therein. In addition, if at any time DTC does not have sufficient securities to satisfy claims of all of its entitlement holders with respect thereto, then all holders will share pro rata in the securities then held by DTC. We express no opinion as to the rights of DTC in any Common Units and we call to your attention that actions taken by DTC such as the failure to maintain sufficient Common Units to satisfy the claims of all of its entitlement holders may adversely the interests of its entitlement holders including the Representative and any Underwriters.

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For purposes of our opinion in paragraph (iv) we have assumed that (i) each of the Underwriters and the Representative does not have “notice” of any “adverse claim” (within the meaning of Sections 8-105 of the New York UCC) to the Securities; (ii) each of the Securities is a “security” as defined in Section 8-102(a)(15) of the New York UCC and that any certificates evidencing the same are “certificate securities” as defined in Section 8-102(a)(4) of the New York UCC; (iii) DTC is a “clearing corporation” for purposes of Section 8-102(a)(14) of the New York UCC; (iv) the Securities have been registered in the name of DTC or its agent and have not been specially indorsed to any other person; (v) the agreement that governs the securities account to which the Securities have been credited provides that the law of the State of New York is the securities intermediary’s jurisdiction for purposes of the Article 8 of the Uniform Commercial Code; and (vi) the Representative has been duly appointed as agent for each of the several Underwriters.

This letter is furnished only to you in your capacity as underwriters and as Representative of the several Underwriters in their capacity as underwriters under the Underwriting Agreement and is solely for the benefit of the Underwriters in connection with the transactions referenced in the first paragraph. This letter may not be relied upon by you or them for any other purpose, or furnished to, assigned to, quoted to, or relied upon by any other person, firm or other entity for any purpose (including any person, firm or other entity that acquires Common Units or any interest therein from you or the other Underwriters) without our prior written consent, which may be granted or withheld in our sole discretion.

Very truly yours,

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EXHIBIT 1

Schedule of Agreements:

1.	Amended and Restated Limited Liability Company Agreement of Chesapeake Midstream Ventures, L.L.C., a Delaware limited liability company (the “Company”), effective as of August 3, 2010, by and among, the Company, GIP-A Holding (CHK), L.P., GIP-B Holding (CHK), L.P. and GIP-C Holding (CHK), L.P., each a Delaware Partnership (collectively, the “GIP Selling Unitholders”), as Members, and Chesapeake Midstream Holdings, L.L.C., a Delaware limited liability company, as a Member.

2.	First Amended and Restated Agreement of Limited Partnership of Chesapeake Midstream Partners, L.P., dated as of August 3, 2010, by and among Chesapeake Midstream GP, L.L.C., a Delaware limited liability company, as the General Partner, and the GIP Selling Unitholders, the other Initial Limited Partners (as defined therein) and the other parties thereto.

3.	Amended and Restated Shared Services Agreement, dated as of August 3, 2010, by and among Chesapeake Energy Corporation, an Oklahoma corporation, Chesapeake Midstream GP, L.L.C., a Delaware limited liability company, the GIP Selling Unitholders, and, for the limited purpose described in Section 4.15 therein, Chesapeake MLP Operating, L.L.C., formerly known as Chesapeake Midstream Partners, L.L.C., a Delaware limited liability company.

4.	Master Transfer Agreement, dated as of June 16, 2011, by and among the GIP Selling Unitholders and the other parties thereto.

C-1

EXHIBIT D

FORM OF LOCK-UP LETTER

February     , 2012

Citigroup Global Markets Inc.

As Representative of the several

Underwriters named in Schedule I attached hereto

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by Chesapeake Midstream GP, L.L.C., a Delaware limited liability company, Chesapeake Midstream Partners, L.P., a Delaware limited partnership (the “Partnership”), Chesapeake MLP Operating, L.L.C., a Delaware limited liability company, GIP-A Holding (CHK), L.P., a Delaware limited partnership (“GIP-A”), GIP-B Holding (CHK), L.P., a Delaware limited partnership (“GIP-B”), GIP-C Holding (CHK), L.P., a Delaware limited partnership (“GIP-C” and together with GIP-A and GIP-B, the “Selling Unitholders”), and you and the other underwriters named in Schedule I to the Underwriting Agreement, with respect to the public offering (the “Offering”) of common units representing limited partner interests in the Partnership (the “Common Units”).

In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning on the date hereof and ending on, and including, the date that is 45 days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of Citigroup Global Markets Inc., (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (together with the rules and regulations of the Commission promulgated thereunder, the “Exchange Act”), with respect to, any Common Units or any other securities of the Partnership that are substantially similar to Common Units, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Units or any other securities of the Partnership that are substantially similar to Common Units, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Units or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of the offer and sale of Common Units as contemplated by the Underwriting Agreement and the sale of the Common Units to the Underwriters (as defined in the Underwriting Agreement) in the Offering, (b) bona fide pledges of Common Units in existence on the date hereof, (c) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement and no filing under Section 16 of the Exchange Act is required to be made during the Lock-Up Period in connection such disposition or (d) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement and no filing under Section 16 of the Exchange Act is required to be made during the Lock-Up Period in connection such disposition. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Units in connection with the Offering. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of Citigroup Global Markets Inc., make any demand for, or exercise any right with respect to, the registration of Common Units or any securities convertible into or exercisable or exchangeable for Common Units, or warrants or other rights to purchase Common Units or any such securities.

In addition, the undersigned hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the Offering, except for any such rights as have been heretofore duly exercised.

The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of shares of Common Units.

The undersigned hereby authorizes the Partnership and its transfer agent, during the Lock-Up Period, to decline the transfer of or to note stop transfer restrictions on the stock register and other records relating to shares of Common Units or other securities subject to this Lock-Up Agreement of which the undersigned is the record holder, and, with respect to shares of Common Units or other securities subject to this Lock-Up Agreement of which the undersigned is the beneficial owner but not the record holder, the undersigned hereby agrees to cause such record holder to authorize the Partnership and its transfer agent, during the Lock-Up Period, to decline the transfer of or to note stop transfer restrictions on the stock register and other records relating to such shares or other securities.

If (i) the Partnership notifies you in writing that the Partnership and the Selling Unitholders do not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the Delivery Date (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

The undersigned understands that the Partnership, the Selling Unitholders and the Underwriters are relying upon this agreement in proceeding toward consummation of the Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation among the Partnership, the Selling Unitholders and the Underwriters.

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Yours very truly,

Name: